UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 21, 2008

ANGIOTECH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

BRITISH COLUMBIA	000-30334	98-0226269
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1618 Station Street, Vancouver, BC, Canada	V6A 1B6
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (604) 221-7676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 ITEM 9.01 99.1

OTHER EVENTS

On April 21, 2008, Angiotech Pharmaceuticals, Inc. (“Angiotech”) issued a press release announcing that it has elected to suspend enrolment in its U.S. and EU human clinical trials for its Vascular Wrap™ product candidate in patients undergoing surgery for hemodialysis access, pending a safety review.  The full text of Angiotech’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

Press release dated April 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIOTECH PHARMACEUTICALS, INC.

Date: April 21, 2008	By:	/s/ K. Thomas Bailey
K. Thomas Bailey
Chief Financial Officer

EXHIBIT INDEX

NUMBER	EXHIBIT
99.1	Press Release of Angiotech Pharmaceuticals, Inc. dated April 21, 2008.